ATHENE

Financial Supplement

Second Quarter 2018

June 30, 2018

Athene Holding Ltd.
Financial Supplement—June 30, 2018

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Note to the Financial Supplement

Key Operating and Non-GAAP Measures

In addition to our results presented in accordance with GAAP, our results of operations include certain non-GAAP measures commonly used in our industry. Management believes the use of these non-GAAP measures, together with the relevant GAAP measures, provides information that may enhance an investor’s understanding of our results of operations and the underlying profitability drivers of our business. The majority of these non-GAAP measures are intended to remove from the results of operations the impact of market volatility (other than with respect to alternative investments) as well as integration, restructuring and certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures. See Non-GAAP Measure Reconciliations for the appropriate reconciliations to the GAAP measures.

Adjusted Operating Income

Adjusted operating income is a non-GAAP measure used to evaluate our financial performance excluding market volatility and expenses related to integration, restructuring, stock compensation, and other expenses. Our adjusted operating income equals net income adjusted to eliminate the impact of the following (collectively, the “non-operating adjustments”):

•
Investment Gains (Losses), Net of Offsets—Investment gains (losses), net of offsets, consist of the realized gains and losses on the sale of AFS securities, the change in assumed modco and funds withheld reinsurance embedded derivatives, unrealized gains and losses, impairments, and other investment gains and losses. Unrealized, impairments and other investment gains and losses are comprised of the fair value adjustments of trading securities (other than CLOs) and investments held under the fair value option, derivative gains and losses not hedging FIA index credits, and the net OTTI impacts recognized in operations net of the change in AmerUs Closed Block fair value reserve related to the corresponding change in fair value of investments and the change in unit-linked reserves related to the corresponding trading securities. Investment gains and losses are net of offsets related to DAC, DSI, and VOBA amortization and changes to guaranteed lifetime withdrawal benefit (GLWB) and guaranteed minimum death benefits (GMDB) reserves (together, GLWB and GMDB reserves represent rider reserves) as well as the MVAs associated with surrenders or terminations of contracts.

•
Change in Fair Values of Derivatives and Embedded Derivatives – FIAs, Net of Offsets—Impacts related to the fair value accounting for derivatives hedging the FIA index credits and the related embedded derivative liability fluctuate from period to period. The index reserve is measured at fair value for the current period and all periods beyond the current policyholder index term. However, the FIA hedging derivatives are purchased to hedge only the current index period. Upon policyholder renewal at the end of the period, new FIA hedging derivatives are purchased to align with the new term. The difference in duration between the FIA hedging derivatives and the index credit reserves creates a timing difference in earnings. This timing difference of the FIA hedging derivatives and index credit reserves is included as a non-operating adjustment, net of offsets related to DAC, DSI, and VOBA amortization and changes to rider reserves.

We primarily hedge with options that align with the index terms of our FIA products (typically 1–2 years). From an economic basis, we believe this is suitable because policyholder accounts are credited with index performance at the end of each index term. However, because the “value of an embedded derivative” in an FIA contract is longer-dated, there is a duration mismatch which may lead to mismatches for accounting purposes.

•
Integration, Restructuring, and Other Non-operating Expenses—Integration, restructuring, and other non-operating expenses consist of restructuring and integration expenses related to acquisitions and block reinsurance costs as well as certain other expenses which are not part of our core operations or likely to re-occur in the foreseeable future.

•
Stock Compensation Expense—Stock compensation expenses associated with our share incentive plans, excluding our long term incentive plan, are not part of our core operating expenses and fluctuate from time to time due to the structure of our plans.

•	Bargain Purchase Gain—Bargain purchase gains associated with acquisitions are adjustments to net income as they are not consistent with our core operations.

•
Income Taxes (Expense) Benefit – Non-operating—The non-operating income tax expense is comprised of the appropriate jurisdiction’s tax rate applied to the non-operating adjustments that are subject to income tax.

We consider these non-operating adjustments to be meaningful adjustments to net income for the reasons discussed in greater detail above. Accordingly, we believe using a measure which excludes the impact of these items is effective in analyzing the trends in our results of operations. Together with net income, we believe adjusted operating income, provides a meaningful financial metric that helps investors understand our underlying results and profitability. Adjusted operating income should not be used as a substitute for net income.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Note to the Financial Supplement

Adjusted ROE, Adjusted Operating ROE and Adjusted Net Income

Adjusted ROE, adjusted operating ROE and adjusted net income are non-GAAP measures used to evaluate our financial performance excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, in each case net of DAC, DSI, rider reserve and tax offsets. Adjusted ROE is calculated as adjusted net income, divided by adjusted shareholders’ equity. Adjusted shareholders’ equity is calculated as the ending shareholders’ equity excluding AOCI and funds withheld and modco reinsurance unrealized gains and losses. Adjusted operating ROE is calculated as the adjusted operating income, divided by adjusted shareholders’ equity. Adjusted net income is calculated as net income excluding funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. These adjustments fluctuate period to period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Once we have reinvested acquired blocks of businesses, we typically buy and hold AFS investments to maturity throughout the duration of market fluctuations, therefore, the period-over-period impacts in unrealized gains and losses are not necessarily indicative of current adjusted operating fundamentals or future performance. Accordingly, we believe using measures which exclude AOCI and funds withheld and modco reinsurance unrealized gains and losses are useful in analyzing trends in our operating results. To enhance the ability to analyze these measures across periods, interim periods are annualized. Adjusted ROE, adjusted operating ROE and adjusted net income should not be used as a substitute for ROE and net income. However, we believe the adjustments to equity are significant to gaining an understanding of our overall results of operations.

Adjusted Operating Earnings Per Share, Weighted Average Shares Outstanding – Adjusted Operating and Adjusted Book Value Per Share

Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share are non-GAAP measures used to evaluate our financial performance and financial condition. The non-GAAP measures adjust the number of shares included in the corresponding GAAP measures to reflect the conversion or settlement of all shares and other stock-based awards outstanding. We believe using these measures represents an economic view of our share counts and provides a simplified and consistent view of our outstanding shares. Adjusted operating earnings per share is calculated as the adjusted operating income, over the weighted average shares outstanding – adjusted operating. Adjusted book value per share is calculated as the adjusted shareholders’ equity divided by the adjusted operating common shares outstanding. Our Class B common shares are economically equivalent to Class A common shares and can be converted to Class A common shares on a one-for-one basis at any time. Our Class M common shares are in the legal form of shares but economically function as options as they are convertible into Class A shares after vesting and payment of the conversion price. In calculating Class A diluted earnings per share on a GAAP basis, we are required to apply sequencing rules to determine the dilutive impacts, if any, of our Class B common shares, Class M common shares and any other stock-based awards. To the extent our Class B common shares, Class M common shares and/or any other stock-based awards are not dilutive they are excluded. Weighted average shares outstanding – adjusted operating and adjusted operating common shares outstanding assume conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares on a one-for-one basis, the impacts of all Class M common shares net of the conversion price and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date. For certain historical periods, Class M shares were not included due to issuance restrictions which were contingent upon our IPO. Adjusted operating earnings per share, weighted average shares outstanding – adjusted operating and adjusted book value per share should not be used as a substitute for basic earnings per share – Class A common shares, basic weighted average shares outstanding – Class A or book value per share. However, we believe the adjustments to the shares and equity are significant to gaining an understanding of our overall results of operations and financial condition.

Adjusted Debt to Capital Ratio

Adjusted debt to capital ratio is a non-GAAP measure used to evaluate our financial condition excluding the impacts of AOCI and funds withheld and modco reinsurance unrealized gains and losses, net of DAC, DSI, rider reserve and tax offsets. Adjusted debt to capital ratio is calculated as total debt excluding consolidated VIEs divided by adjusted shareholders’ equity. Adjusted debt to capital ratio should not be used as a substitute for the debt to capital ratio. However, we believe the adjustments to shareholders’ equity are significant to gaining an understanding of our overall results of operations and financial condition.

Retirement Services Net Investment Earned Rate, Cost of Crediting and Investment Margin on Deferred Annuities

Investment margin is a key measurement of the financial health of our Retirement Services core deferred annuities. Investment margin on our deferred annuities is generated from the excess of our net investment earned rate over the cost of crediting to our policyholders. Net investment earned rate is a key measure of investment returns and cost of crediting is a key measure of the policyholder benefits on our deferred annuities.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Note to the Financial Supplement

Net investment earned rate is a non-GAAP measure we use to evaluate the performance of our invested assets that does not correspond to GAAP net investment income. Net investment earned rate is computed as the income from our invested assets divided by the average invested assets for the relevant period. To enhance the ability to analyze these measures across periods, interim periods are annualized. The adjustments to arrive at our net investment earned rate add alternative investment gains and losses, gains and losses related to trading securities for CLOs, net VIE impacts (revenues, expenses and noncontrolling interest) and the change in reinsurance embedded derivatives. We include the income and assets supporting our assumed reinsurance by evaluating the underlying investments of the funds withheld at interest receivables and we include the net investment income from those underlying investments which does not correspond to the GAAP presentation of reinsurance embedded derivatives. We exclude the income and assets supporting business that we have exited through ceded reinsurance including funds withheld agreements. We believe the adjustments for reinsurance provide a net investment earned rate on the assets for which we have economic exposure.

Cost of crediting is the interest credited to the policyholders on our fixed strategies as well as the option costs on the indexed annuity strategies. With respect to FIAs, the cost of providing index credits includes the expenses incurred to fund the annual index credits, and where applicable, minimum guaranteed interest credited. The interest credited on fixed strategies and option costs on indexed annuity strategies are divided by the average account value of our deferred annuities. Our average account values are averaged over the number of quarters in the relevant period to obtain our cost of crediting for such period. To enhance the ability to analyze these measures across periods, interim periods are annualized.
Net investment earned rate, cost of crediting and investment margin on deferred annuities are non-GAAP measures we use to evaluate the profitability of our core deferred annuities business.We believe measures like net investment earned rate, cost of crediting and investment margin on deferred annuities are effective in analyzing the trends of our core business operations, profitability and pricing discipline. While we believe net investment earned rate, cost of crediting and investment margin on deferred annuities are meaningful financial metrics and enhance our understanding of the underlying profitability drivers of our business, they should not be used as a substitute for net investment income and interest sensitive contract benefits presented under GAAP.

Invested Assets

In managing our business we analyze invested assets, which do not correspond to total investments, including investments in related parties, as disclosed in our consolidated financial statements and notes thereto. Invested assets represent the investments that directly back our policyholder liabilities as well as surplus assets. Invested assets is used in the computation of net investment earned rate, which allows us to analyze the profitability of our investment portfolio. Invested assets includes (a) total investments on the consolidated balance sheets with AFS securities at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) the consolidated VIE assets, liabilities and noncontrolling interest, (f) net investment payables and receivables and (g) policy loans ceded (which offset the direct policy loans in total investments). Invested assets also excludes assets associated with funds withheld liabilities related to business exited through reinsurance agreements and derivative collateral (offsetting the related cash positions). We include the underlying investments supporting our assumed funds withheld and modco agreements in our invested assets calculation in order to match the assets with the income received. We believe the adjustments for reinsurance provide a view of the assets for which we have economic exposure. Our invested assets are averaged over the number of quarters in the relevant period to compute our net investment earned rate for such period.

Reserve Liabilities

In managing our business we also analyze reserve liabilities, which does not correspond to total liabilities as disclosed in our consolidated financial statements and notes thereto. Reserve liabilities represents our policyholder liability obligations net of reinsurance and is used to analyze the costs of our liabilities. Reserve liabilities includes (a) the interest sensitive contract liabilities, (b) future policy benefits, (c) dividends payable to policyholders, and (d) other policy claims and benefits, offset by reinsurance recoverable, excluding policy loans ceded. Reserve liabilities is net of the ceded liabilities to third-party reinsurers as the costs of the liabilities are passed to such reinsurers and therefore we have no net economic exposure to such liabilities, assuming our reinsurance counterparties perform under our agreements. The majority of our ceded reinsurance is a result of reinsuring large blocks of life business following acquisitions. For such transactions, GAAP requires the ceded liabilities and related reinsurance recoverables to continue to be recorded in our consolidated financial statements despite the transfer of economic risk to the counterparty in connection with the reinsurance transaction.

Sales

Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures to understand our business performance as it relates to deposits generated during a specific period of time. Our sales statistics include deposits for fixed rate annuities and FIAs and align with the LIMRA definition of all money paid into an individual annuity, including money paid into new contracts with initial purchase occurring in the specified period and existing contracts with initial purchase occurring prior to the specified period (excluding internal transfers).

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Financial Highlights
Unaudited (In millions, except percentages and per share data)

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
		Deposits
$3,324	$2,734	Retail sales	$2,038	$1,286	$1,282	$1,337	$1,635
677	380	Flow reinsurance	473	204	305	190	214
425	1,700	Funding agreements	125	300	—	1,300	1,050
320	327	Pension risk transfer	54	266	1,926	—	327
4,746	5,141	Total organic deposits	2,690	2,056	3,513	2,827	3,226
19,104	—	Inorganic deposits	19,104	—	—	—	—
$23,850	$5,141	Total deposits	$21,794	$2,056	$3,513	$2,827	$3,226

		Consolidated results of operations
$532	$710	Net income	$264	$268	$464	$274	$326
527	546	Adjusted operating income	290	237	332	231	280

12.4%	18.7%	ROE	12.3%	12.0%	20.8%	13.0%	16.4%
16.6%	18.4%	Adjusted ROE	17.5%	16.5%	24.9%	14.6%	16.2%
12.9%	16.2%	Adjusted operating ROE	14.2%	12.1%	17.7%	12.8%	16.2%

		Retirement Services
$524	$542	Adjusted operating income	$289	$235	$306	$244	$267
18.0%	23.1%	Adjusted operating ROE	19.8%	17.3%	23.3%	19.1%	22.0%

		Earnings per share
$2.70	$3.66	Basic[1]	$1.34	$1.36	$2.36	$1.40	$1.66
$2.69	$3.59	Diluted – Class A2	$1.33	$1.36	$2.35	$1.39	$1.65
$2.69	$2.79	Adjusted operating earnings per share[3]	$1.48	$1.21	$1.69	$1.18	$1.43

		Book Value per share:
$43.10	$42.20	Book value per share	$43.10	$44.09	$46.76	$44.16	$42.20
$42.60	$35.95	Adjusted book value per share[3]	$42.60	$40.66	$38.77	$37.27	$35.95

		Balance sheet items:
$114,755	$93,594	Total assets	$114,755	$93,557	$99,747	$96,061	$93,594
98,609	76,279	Invested assets	98,609	78,723	82,298	78,804	76,279
106,250	85,310	Total liabilities	106,250	84,862	90,539	87,392	85,310
96,140	75,290	Reserve liabilities	96,140	75,746	81,183	77,850	75,290
8,505	8,284	Total shareholders’ equity	8,505	8,695	9,208	8,669	8,284
8,367	7,072	Adjusted shareholders’ equity	8,367	8,003	7,632	7,343	7,072
12.1%	—%	Debt to capital ratio	12.1%	10.2%	—%	—%	—%
12.3%	—%	Adjusted debt to capital ratio	12.3%	11.0%	—%	—%	—%

		Share data:
197.2	194.1	Weighted average shares outstanding – basic[1]	197.3	197.1	196.7	196.3	195.7
157.0	95.6	Weighted average shares outstanding – diluted – Class A common shares[2]	164.8	149.0	126.4	119.9	109.0
195.6	195.8	Weighted average shares outstanding – adjusted operating[3]	195.1	196.0	196.1	196.0	195.9
197.3	196.3	Common shares outstanding[4]	197.3	197.2	196.9	196.3	196.3
196.4	196.7	Adjusted operating common shares outstanding[3]	196.4	196.8	196.9	197.0	196.7
* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income, adjusted ROE, adjusted operating ROE, adjusted book value and adjusted debt to capital ratio.
1 Basic earnings per share, including basic weighted average shares outstanding, includes all classes eligible to participate in dividends for each period presented.
2 Diluted earnings per share on a GAAP basis for Class A common shares, including diluted Class A weighted average shares outstanding, includes the dilutive impacts, if any, of Class B common shares, Class M common shares and any other stock-based awards.
3 Represents Class A common shares outstanding or weighted average common shares outstanding assuming conversion or settlement of all outstanding items that are able to be converted to or settled in Class A common shares, including the impacts of Class B common shares, Class M common shares and any other stock-based awards, but excluding any awards for which the exercise or conversion price exceeds the market value of our Class A common shares on the applicable measurement date.
4 Represents common shares outstanding for all classes eligible to participate in dividends for each period presented.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Capitalization and Equity
Unaudited (In millions, except percentages)

	2018		2017
	Q2	Q1	Q4	Q3	Q2
Capitalization
Total debt	$1,174	$992	$—	$—	$—
Total shareholders’ equity	8,505	8,695	9,208	8,669	8,284
Total capitalization	9,679	9,687	9,208	8,669	8,284
Less: AOCI	126	585	1,415	1,162	1,060
Less: Accumulated reinsurance unrealized gains and losses	12	107	161	164	152
Total adjusted capitalization	$9,541	$8,995	$7,632	$7,343	$7,072

Total shareholders’ equity	$8,505	$8,695	$9,208	$8,669	$8,284
Less: AOCI	126	585	1,415	1,162	1,060
Less: Accumulated reinsurance unrealized gains and losses	12	107	161	164	152
Total adjusted shareholders’ equity	$8,367	$8,003	$7,632	$7,343	$7,072

Retirement Services	$6,114	$5,552	$5,304	$5,207	$5,013
Corporate and Other	2,253	2,451	2,328	2,136	2,059
Total adjusted shareholders’ equity	$8,367	$8,003	$7,632	$7,343	$7,072

Debt to capital ratio	12.1%	10.2%	—%	—%	—%
AOCI	0.2%	0.7%	—%	—%	—%
Accumulated reinsurance unrealized gains and losses	—%	0.1%	—%	—%	—%
Adjusted debt to capital ratio[1]	12.3%	11.0%	—%	—%	—%

1 Total debt in Q2 2018 includes a short term borrowing of $183 million that is expected to be paid down in Q3 2018.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	June 30, 2018	December 31, 2017
Assets
Investments
Fixed maturity securities, at fair value
Available-for-sale securities	$59,762	$61,012
Trading securities	2,053	2,196
Equity securities, at fair value	216	790
Mortgage loans, net of allowances	7,609	6,233
Investment funds	633	699
Policy loans	504	530
Funds withheld at interest	7,700	7,085
Derivative assets	1,929	2,551
Real estate	—	624
Short-term investments, at fair value	289	201
Other investments	123	133
Total investments	80,818	82,054
Cash and cash equivalents	3,608	4,888
Restricted cash	178	105
Investments in related parties
Fixed maturity securities, at fair value
Available-for-sale securities	956	406
Trading Securities	278	307
Investment funds	1,836	1,310
Funds withheld at interest	14,221	—
Short-term investments, at fair value	172	52
Other investments	388	238
Accrued investment income	662	652
Reinsurance recoverable	4,847	4,972
Deferred acquisition costs, deferred sales inducements and value of business acquired	4,715	2,930
Other assets	1,265	969
Assets of consolidated variable interest entities
Investments
Fixed maturity securities, trading, at fair value – related party	48	48
Equity securities, at fair value – related party	163	240
Investment funds	593	571
Cash and cash equivalents	2	4
Other assets	5	1
Total assets	$114,755	$99,747
		(Continued)

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Condensed Consolidated Balance Sheets
Unaudited (In millions)

	June 30, 2018	December 31, 2017
Liabilities and Equity
Liabilities
Interest sensitive contract liabilities	$87,052	$67,708
Future policy benefits	13,970	17,507
Other policy claims and benefits	136	211
Dividends payable to policyholders	118	1,025
Short-term debt	183	—
Long-term debt	991	—
Derivative liabilities	137	134
Payables for collateral on derivatives	1,746	2,323
Funds withheld liability	389	407
Other liabilities	1,524	1,222
Liabilities of consolidated variable interest entities	4	2
Total liabilities	106,250	90,539
Equity
Common Stock	—	—
Additional paid-in-capital	3,492	3,472
Retained earnings	4,887	4,321
Accumulated other comprehensive income	126	1,415
Total shareholders’ equity	8,505	9,208
Total liabilities and equity	$114,755	$99,747
		(Concluded)

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Condensed Consolidated Statements of Income
Unaudited (In millions)

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
		Revenue:
$1,004	$431	Premiums	$726	$278	$1,962	$72	$379
202	166	Product charges	106	96	88	86	85
1,813	1,607	Net investment income	958	855	842	820	821
(238)	1,142	Investment related gains (losses)	(2)	(236)	957	473	460
		Other-than-temporary impairment investment losses
(3)	(12)	Other-than-temporary impairment losses	—	(3)	(6)	(11)	(12)
—	—	Other-than-temporary impairment losses reclassified to (from) other comprehensive income	—	—	(2)	(2)	1
(3)	(12)	Net other-than-temporary impairment losses	—	(3)	(8)	(13)	(11)
12	16	Other revenues	6	6	13	8	8
		Revenues related to consolidated variable interest entities
24	20	Net investment income	14	10	12	10	10
(6)	12	Investment related gains (losses)	(11)	5	6	17	11
2,808	3,382	Total revenues	1,797	1,011	3,872	1,473	1,763
		Benefits and expenses:
351	1,245	Interest sensitive contract benefits	332	19	960	621	553
43	29	Amortization of deferred sales inducements	23	20	21	13	11
1,258	792	Future policy and other policy benefits	857	401	2,112	259	578
181	171	Amortization of deferred acquisition costs and value of business acquired	92	89	99	80	67
22	81	Dividends to policyholders	9	13	(11)	48	49
295	321	Policy and other operating expenses	153	142	193	158	168
1	—	Operating expenses of consolidated variable interest entities	1	—	—	—	—
2,151	2,639	Total benefits and expenses	1,467	684	3,374	1,179	1,426
657	743	Income before income taxes	330	327	498	294	337
125	33	Income tax expense	66	59	34	20	11
$532	$710	Net income	$264	$268	$464	$274	$326

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Results of operations by segment

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$532	$710	Net income	$264	$268	$464	$274	$326
		Non-operating adjustments
28	35	Realized gains (losses) on sale of AFS securities	11	17	73	29	24
16	(12)	Unrealized, impairments, and other investment gains (losses)	10	6	8	(3)	(15)
(207)	133	Assumed modco and funds withheld reinsurance embedded derivatives	(129)	(78)	(1)	20	65
56	(41)	Offsets to investment gains (losses)	34	22	(21)	(21)	(16)
(107)	115	Investment gains (losses), net of offsets	(74)	(33)	59	25	58
170	109	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	75	95	111	46	15
(16)	(20)	Integration, restructuring and other non-operating expenses	(8)	(8)	(34)	(14)	(11)
(5)	(23)	Stock compensation expense	(2)	(3)	(3)	(7)	(13)
(37)	(17)	Income tax (expense) benefit – non-operating	(17)	(20)	(1)	(7)	(3)
5	164	Less: Total non-operating adjustments	(26)	31	132	43	46
$527	$546	Adjusted operating income	$290	$237	$332	$231	$280

		Adjusted operating income by segment
$524	$542	Retirement Services	$289	$235	$306	$244	$267
3	4	Corporate and Other	1	2	26	(13)	13
$527	$546	Adjusted operating income	$290	$237	$332	$231	$280

$2.70	$3.66	Basic earnings per share – Class A common shares	$1.34	$1.36	$2.36	$1.40	$1.66
		Non-operating adjustments
0.14	0.18	Realized gains (losses) on sale of AFS securities	0.05	0.09	0.37	0.15	0.12
0.08	(0.06)	Unrealized, impairments, and other investment gains (losses)	0.05	0.03	0.04	(0.02)	(0.08)
(1.06)	0.68	Assumed modco and funds withheld reinsurance embedded derivatives	(0.66)	(0.40)	—	0.10	0.34
0.29	(0.21)	Offsets to investment gains (losses)	0.18	0.11	(0.11)	(0.10)	(0.09)
(0.55)	0.59	Investment gains (losses), net of offsets	(0.38)	(0.17)	0.30	0.13	0.29
0.87	0.56	Change in fair values of derivatives and embedded derivatives – FIAs, net of offsets	0.39	0.49	0.57	0.23	0.08
(0.08)	(0.10)	Integration, restructuring and other non-operating expenses	(0.05)	(0.04)	(0.18)	(0.07)	(0.06)
(0.03)	(0.12)	Stock compensation expense	(0.02)	(0.01)	(0.02)	(0.04)	(0.07)
(0.19)	(0.09)	Income tax (expense) benefit – non-operating	(0.09)	(0.10)	(0.01)	(0.03)	(0.02)
0.02	0.84	Less: Total non-operating adjustments	(0.15)	0.17	0.66	0.22	0.22
(0.01)	0.03	Effect of items convertible to or settled in Class A common shares	0.01	(0.02)	0.01	—	0.01
$2.69	$2.79	Adjusted operating earnings per share	$1.48	$1.21	$1.69	$1.18	$1.43

* Please refer to Note to the Financial Supplement section for discussion on adjusted operating income.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Segment Results of Operations
Unaudited (In millions, except per share data)

Consolidated summary of adjusted operating income

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$1,719	$1,519	Fixed income and other investment income	$921	$798	$810	$782	$774
183	180	Alternative investment income	88	95	51	81	111
1,902	1,699	Net investment earnings	1,009	893	861	863	885
(593)	(527)	Cost of crediting on deferred annuities	(318)	(275)	(271)	(268)	(264)
(527)	(452)	Other liability costs[1]	(268)	(259)	(136)	(273)	(251)
(24)	(4)	Interest expense	(14)	(10)	(2)	(1)	(2)
(143)	(154)	Operating expenses	(70)	(73)	(87)	(77)	(80)
615	562	Pre-tax adjusted operating income	339	276	365	244	288
(88)	(16)	Income tax (expense) benefit – operating	(49)	(39)	(33)	(13)	(8)
$527	$546	Adjusted operating income	$290	$237	$332	$231	$280

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on adjusted operating income.
1 Other liability costs include DAC, DSI and VOBA amortization and rider reserve changes for all products, the cost of liabilities on products other than deferred annuities including offsets for premiums, product charges and other revenues.

Retirement Services summary of adjusted operating income

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$1,672	$1,451	Fixed income and other investment income	$897	$775	$772	$745	$739
177	150	Alternative investment income	86	91	57	66	82
1,849	1,601	Net investment earnings	983	866	829	811	821
(593)	(527)	Cost of crediting on deferred annuities	(318)	(275)	(271)	(268)	(264)
(527)	(404)	Other liability costs	(268)	(259)	(172)	(228)	(224)
(3)	(2)	Interest expense	(3)	—	—	(1)	(1)
(114)	(106)	Operating expenses	(56)	(58)	(55)	(51)	(54)
612	562	Pre-tax adjusted operating income	338	274	331	263	278
(88)	(20)	Income tax (expense) benefit – operating	(49)	(39)	(25)	(19)	(11)
$524	$542	Adjusted operating income	$289	$235	$306	$244	$267

Corporate and Other summary of adjusted operating income

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$47	$68	Fixed income and other investment income	$24	$23	$38	$37	$35
6	30	Alternative investment income	2	4	(6)	15	29
53	98	Net investment earnings	26	27	32	52	64
—	(48)	Other liability costs	—	—	36	(45)	(27)
(21)	(2)	Interest expense	(11)	(10)	(2)	—	(1)
(29)	(48)	Operating expenses	(14)	(15)	(32)	(26)	(26)
3	—	Pre-tax adjusted operating income	1	2	34	(19)	10
—	4	Income tax (expense) benefit - operating	—	—	(8)	6	3
$3	$4	Adjusted operating income	$1	$2	$26	$(13)	$13

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Net Investment Earned Rate and Investment Margin on Deferred Annuities
Unaudited (In millions, except percentages)

Consolidated summary of net investment earned rate (a non-GAAP measure)

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
4.41%	4.31%	Fixed income and other investments	4.49%	4.32%	4.22%	4.23%	4.34%
9.78%	10.40%	Alternative investments	9.37%	10.38%	5.46%	9.07%	12.69%
4.66%	4.60%	Total net investment earned rate	4.71%	4.60%	4.28%	4.45%	4.72%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on net investment earned rate.
* The investment results above are presented net of investment management fees.

Retirement Services investment margin on deferred annuities (a non-GAAP measure)

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
4.68%	4.80%	Net investment earned rate	4.74%	4.63%	4.57%	4.64%	4.85%
1.89%	1.90%	Cost of crediting on deferred annuities	1.92%	1.87%	1.87%	1.88%	1.89%
2.79%	2.90%	Investment margin on deferred annuities	2.82%	2.76%	2.70%	2.76%	2.96%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on investment margin, net investment earned rate and cost of crediting on deferred annuities.

Retirement Services summary of net investment earned rate

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
4.40%	4.53%	Fixed income and other investments	4.49%	4.32%	4.43%	4.44%	4.55%
11.64%	11.48%	Alternative investments	11.28%	12.34%	7.92%	9.79%	12.28%
4.68%	4.80%	Total net investment earned rate	4.74%	4.63%	4.57%	4.64%	4.85%

$1,672	$1,451	Fixed income and other investment income	$897	$775	$772	$745	$739
177	150	Alternatives investment income	86	91	57	66	82
$1,849	$1,601	Total net investment earnings	$983	$866	$829	$811	$821

		Average invested assets
$75,965	$64,038	Fixed income and other investments	$79,847	$71,778	$69,690	$67,190	$64,955
3,035	2,597	Alternative investments	3,032	2,957	2,897	2,678	2,622
$79,000	$66,635	Total average invested assets	$82,879	$74,735	$72,587	$69,868	$67,577

* The investment results above are presented net of investment management fees.

Retirement Services summary of cost of crediting on deferred annuities

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$341	$277	FIA option costs	$186	$155	$149	$144	$140
252	250	Fixed interest credited to policyholders	132	120	122	124	124
$593	$527	Cost of crediting on deferred annuities	$318	$275	$271	$268	$264
1.89%	1.90%	Cost of crediting on deferred annuities rate	1.92%	1.87%	1.87%	1.88%	1.89%

$62,694	$55,627	Average account value on deferred annuities	$66,241	$58,993	$58,033	$57,050	$56,001

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Deferred annuities account value rollforward

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$58,539	$54,880	Account value at beginning of period	$59,447	$58,539	$57,526	$56,574	$55,429
4,045	3,194	Deposits[1]	2,529	1,516	1,613	1,546	1,886
17,721	—	Acquisition and block reinsurance[2]	17,721	—	—	—	—
120	80	Premium and interest bonuses	73	47	39	40	44
1,331	925	Fixed and index credits to policyholders	672	659	544	486	464
(2,749)	(2,377)	Surrenders and benefits paid	(1,511)	(1,238)	(1,110)	(1,051)	(1,183)
(159)	(128)	Fee and product charges	(83)	(76)	(73)	(69)	(66)
$78,848	$56,574	Account value at end of period	$78,848	$59,447	$58,539	$57,526	$56,574

* The account value rollforwards on deferred annuities include our fixed rate and fixed indexed annuities and are net of ceded reinsurance activity.
1 Deposits equal deposits from our retail and flow reinsurance channels as well as renewal deposits on older blocks of business and annuitizations.
2 Acquisition and block reinsurance includes the Voya block reinsurance account value in Q2 2018.

Surrender charge protection and account values by product type

	Surrender Charge			Net Account Value
	Average years at issue	Average years remaining	Average percent remaining	Dollars	Percent of Total
Fixed index annuities	10.0	4.9	7%	$62,472	79.2%
Single-year fixed rate guaranteed annuities	7.5	0.9	2%	9,819	12.5%
Multi-year fixed rate guaranteed annuities	5.9	3.2	7%	6,557	8.3%
Total				$78,848	100.0%

Summary of surrender charge percentages

		Net account value
	Surrender charge (gross)	Percent of Total	Surrender charge (net of MVA)	Percent of Total
No surrender charge	$14,806	18.8%	$14,806	18.8%
0.0% < 2.0%	552	0.7%	712	0.9%
2.0% < 4.0%	1,988	2.5%	3,989	5.1%
4.0% < 6.0%	8,888	11.3%	9,094	11.5%
6.0% < 8.0%	13,908	17.6%	8,317	10.5%
8.0% < 10.0%	17,384	22.0%	13,280	16.8%
10.0% or greater	21,322	27.1%	28,650	36.4%
	$78,848	100.0%	$78,848	100.0%

		Surrender charge (gross)	MVA benefit	Surrender charge (net)
Aggregate surrender charge protection		6.8%	1.1%	7.9%

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Retirement Services Annuity Liability Characteristics
Unaudited (In millions, except percentages)

Surrender charge expiration by year

Years of surrender charge remaining	Deferred annuities account value	Percent of total	Average surrender charge percent (gross of MVA)
No Surrender Charge	$14,806	18.8%	—%
> 0 to less than 2	13,015	16.5%	4.7%
2 to less than 4	16,580	21.0%	7.2%
4 to less than 6	12,517	15.9%	8.5%
6 to less than 8	8,079	10.2%	10.0%
8 to less than 10	10,017	12.7%	11.0%
10 to less than 12	2,495	3.2%	14.0%
12 or greater	1,339	1.7%	14.7%
	$78,848	100.0%

Minimum guarantees on deferred annuities

	At minimum guarantees	Total account value	Percent of total account value at minimum guarantees
Fixed indexed annuities	$17,052	$62,472	27%
Fixed rate annuities	8,555	16,376	52%
Total deferred annuities	$25,607	$78,848	32%

			June 30, 2018
Distance to guarantees[1]			90-100

1 The distance to guarantee reflects the average distance in option costs between the current and guaranteed rates for indexed strategies and between current and guaranteed fixed rates for fixed strategies. The option costs used reflects an estimate of option cost in the market.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Reserve Liabilities
Unaudited (In millions, except percentages)

Consolidated reserve liabilities

	June 30, 2018		December 31, 2017
	Dollars	Percent of Total	Dollars	Percent of Total
Fixed indexed annuities	$64,836	67.4%	$48,431	59.6%
Fixed rate annuities	16,630	17.3%	13,412	16.5%
Total deferred annuities	81,466	84.7%	61,843	76.1%
Payout annuities	6,112	6.4%	5,216	6.4%
Pension risk transfer annuities	2,518	2.6%	2,252	2.8%
Funding agreements	3,903	4.1%	3,786	4.7%
Life and other (excluding German products)	2,141	2.2%	2,281	2.8%
Retirement Services reserve liabilities	96,140	100.0%	75,378	92.8%
Germany products[1]	—	—%	5,979	7.4%
Intersegment eliminations	—	—%	(174)	(0.2)%
Total reserve liabilities	$96,140	100.0%	$81,183	100.0%

* Please refer to Note to the Financial Supplement section and the Non-GAAP Measure Reconciliations for discussion on reserve liabilities.
1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd..

Reserve liability rollforward

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$75,378	$65,745	Retirement Services reserve liabilities – beginning	$75,746	$75,378	$72,100	$69,719	$67,013
4,924	5,366	Deposits[1]	2,789	2,135	3,592	2,910	3,307
19,104	—	Acquisition and block reinsurance[2]	19,104	—	—	—	—
(3,567)	(3,078)	Withdrawals	(1,812)	(1,755)	(1,361)	(1,311)	(1,408)
301	1,686	Other reserve changes	313	(12)	1,047	782	807
96,140	69,719	Retirement Services reserve liabilities – ending	96,140	75,746	75,378	72,100	69,719
—	5,737	Germany reserve liabilities[3]	—	—	5,979	5,921	5,737
—	(166)	Intersegment eliminations	—	—	(174)	(171)	(166)
$96,140	$75,290	Consolidated reserve liabilities – ending	$96,140	$75,746	$81,183	$77,850	$75,290

1 Deposits equal deposits from our retail, flow reinsurance and institutional channels as well as premiums and deposits for life and products other than deferred annuities or our institutional products, renewal deposits on older blocks of business and annuitizations.
2 Acquisition and block reinsurance includes total reserves at inception. Q2 2018 includes the Voya block reinsurance.
3 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investments and investments in related parties summary

	June 30, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities, at fair value
Available-for-sale securities
U.S. government and agencies	$142	0.1%	$62	0.1%
U.S. state, municipal and political subdivisions	1,271	1.3%	1,165	1.4%
Foreign governments	199	0.2%	2,683	3.2%
Corporate	36,854	37.4%	36,660	43.4%
CLO	5,352	5.4%	5,084	6.0%
ABS	4,716	4.8%	3,971	4.7%
RMBS	8,904	9.0%	9,366	11.1%
CMBS	2,324	2.4%	2,021	2.4%
Trading securities, at fair value	2,053	2.1%	2,196	2.6%
Equity securities	216	0.2%	790	0.9%
Mortgage loans, net of allowances	7,609	7.7%	6,233	7.4%
Investment funds	633	0.6%	699	0.8%
Policy loans	504	0.5%	530	0.6%
Funds withheld at interest	7,700	7.8%	7,085	8.4%
Derivative assets	1,929	2.0%	2,551	3.0%
Real estate	—	—%	624	0.7%
Short-term investments	289	0.3%	201	0.2%
Other investments	123	0.1%	133	0.2%
Total investments	80,818	81.9%	82,054	97.1%
Investment in related parties
Fixed maturity securities, at fair value:
Available-for-sale securities	956	1.0%	406	0.5%
Trading securities	278	0.3%	307	0.4%
Investment funds	1,836	1.8%	1,310	1.6%
Funds withheld at interest	14,221	14.4%	—	—%
Short term investments	172	0.2%	52	0.1%
Other investments	388	0.4%	238	0.3%
Total related party investments	17,851	18.1%	2,313	2.9%
Total investments, including related parties	$98,669	100.0%	$84,367	100.0%

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Fixed maturity securities by sector

	June 30, 2018			December 31, 2017
	Amortized Cost	Fair Value	Percent of Total	Amortized Cost	Fair Value	Percent of Total
Corporate:
Industrial other[1]	$11,896	$11,772	19.4%	$11,550	$12,026	19.6%
Financial	11,894	11,783	19.4%	11,299	11,824	19.3%
Utilities	8,840	8,740	14.4%	7,991	8,296	13.5%
Communication	2,483	2,438	4.0%	2,509	2,607	4.2%
Transportation	2,145	2,121	3.5%	1,824	1,907	3.1%
Total corporate	37,258	36,854	60.7%	35,173	36,660	59.7%
Other government-related securities
U.S. state, municipal and political subdivisions	1,152	1,271	2.1%	996	1,165	1.9%
Foreign governments	203	199	0.3%	2,575	2,683	4.4%
U.S. government and agencies	143	142	0.2%	63	62	0.1%
Total non-structured securities	38,756	38,466	63.3%	38,807	40,570	66.1%
Structured securities:
CLO	5,828	5,824	9.6%	5,392	5,444	8.9%
ABS	5,212	5,200	8.6%	3,991	4,017	6.5%
CMBS	2,343	2,324	3.8%	1,994	2,021	3.3%
RMBS
Agency	116	115	0.2%	86	87	0.1%
Non-agency	8,148	8,789	14.5%	8,635	9,279	15.1%
Total structured securities	21,647	22,252	36.7%	20,098	20,848	33.9%
Total fixed maturity securities, including related parties	$60,403	$60,718	100.0%	$58,905	$61,418	100.0%

1 Includes securities within various industry segments including capital goods, basic industry, consumer cyclical, consumer non-cyclical, industrial and technology.

Credit quality of fixed maturity securities

	June 30, 2018		December 31, 2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NAIC designation
1	$31,056	51.2%	$32,447	52.8%
2	26,017	42.8%	25,082	40.9%
Total investment grade	57,073	94.0%	57,529	93.7%
3	2,832	4.7%	3,040	5.0%
4	679	1.1%	765	1.2%
5	124	0.2%	66	0.1%
6	10	0.0%	18	0.0%
Total below investment grade	3,645	6.0%	3,889	6.3%
Total fixed maturity securities, including related parties	$60,718	100.0%	$61,418	100.0%

* Germany fixed maturity securities, including related parties applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

	June 30, 2018		December 31, 2017
	Fair Value	Percent of Total	Fair Value	Percent of Total
NRSRO rating agency designation
AAA/AA/A	$20,704	34.1%	$21,448	34.9%
BBB	23,837	39.3%	23,572	38.4%
Non-rated[1]	6,932	11.4%	6,592	10.7%
Total investment grade[2]	51,473	84.8%	51,612	84.0%
BB	2,878	4.7%	3,091	5.0%
B	1,096	1.8%	1,198	2.0%
CCC	3,004	5.0%	2,696	4.4%
CC and lower	1,572	2.6%	2,302	3.8%
Non-rated[1]	695	1.1%	519	0.8%
Total below investment grade	9,245	15.2%	9,806	16.0%
Total fixed maturity securities, including related parties	$60,718	100.0%	$61,418	100.0%

1 Securities denoted as non-rated by the NRSRO were classified as investment or non-investment grade according to the security’s respective NAIC designation.
2 We view the NAIC designation methodology as the most appropriate way to view our fixed maturity portfolio when evaluating credit risk since a large portion of our holdings were purchased at a significant discount to par. NRSRO ratings methodology is focused on the likelihood of recovery of all contractual payments, including principal at par regardless of entry price, while the NAIC designation methodology considers our investment and amortized cost, and the likelihood of recovery of that book value as opposed to the likelihood of default of the security.

Credit quality of residential mortgage backed securities

	June 30, 2018				December 31, 2017
	Principal Amount	Amortized Cost	Fair Value	Percent of Total	Principal Amount	Amortized Cost	Fair Value	Percent of Total
NAIC designation
1	$8,970	$7,603	$8,219	92.4%	$9,543	$8,089	$8,714	93.0%
2	396	372	385	4.3%	386	348	360	3.8%
Total investment grade	9,366	7,975	8,604	96.7%	9,929	8,437	9,074	96.8%
3	201	184	189	2.1%	238	209	213	2.3%
4	123	103	109	1.2%	83	70	73	0.8%
5	1	1	1	0.0%	5	5	6	0.1%
6	2	1	1	0.0%	1	—	—	—%
Total below investment grade	327	289	300	3.3%	327	284	292	3.2%
Total	$9,693	$8,264	$8,904	100.0%	$10,256	$8,721	$9,366	100.0%

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Mortgage loans by property type and region

	June 30, 2018		December 31, 2017
	Net Carrying Value	Percent of Total	Net Carrying Value	Percent of Total
Property type
Office building	$1,769	23.2%	$1,187	19.0%
Retail	1,710	22.4%	1,223	19.6%
Hotels	895	11.8%	928	14.9%
Industrial	858	11.3%	944	15.2%
Apartment	545	7.2%	525	8.4%
Other commercial [1]	457	6.0%	440	7.1%
Total commercial mortgage loans	6,234	81.9%	5,247	84.2%
Residential loans	1,375	18.1%	986	15.8%
Total mortgage loans, net of allowances	$7,609	100.0%	$6,233	100.0%

US Region:
East North Central	$921	12.1%	$643	10.3%
East South Central	160	2.1%	144	2.3%
Middle Atlantic	1,025	13.5%	909	14.6%
Mountain	512	6.7%	492	7.9%
New England	144	1.9%	162	2.6%
Pacific	1,362	17.9%	991	15.9%
South Atlantic	1,362	17.9%	873	14.0%
West North Central	189	2.5%	233	3.8%
West South Central	559	7.3%	655	10.5%
Total US Region	6,234	81.9%	5,102	81.9%
International Region	—	—%	145	2.3%
Total commercial mortgage loans	6,234	81.9%	5,247	84.2%
Residential loans	1,375	18.1%	986	15.8%
Total mortgage loans, net of allowances	$7,609	100.0%	$6,233	100.0%

1 Other commercial loans include investments in nursing homes, parking garages, restaurants, mobile home parks and other commercial properties.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Investment funds including related party

	June 30, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Investment funds
Private equity	$237	7.7%	$271	10.5%
Real estate and other real assets	179	5.9%	161	6.2%
Natural resources	4	0.1%	4	0.2%
Hedge funds	53	1.7%	61	2.4%
Credit funds	160	5.2%	202	7.8%
Total investment funds	633	20.6%	699	27.1%
Investment funds – related parties
Private equity – A-A Mortgage (AmeriHome)	432	14.1%	403	15.6%
Private equity	441	14.4%	180	7.0%
Real estate and other real assets	499	16.3%	297	11.5%
Natural resources	91	3.0%	74	2.9%
Hedge funds	98	3.2%	93	3.6%
Credit funds	275	9.0%	263	10.2%
Total investment funds – related parties	1,836	60.0%	1,310	50.8%
Total investment funds – assets of consolidated VIEs
Private equity – MidCap	541	17.7%	528	20.4%
Credit funds	1	—%	21	0.8%
Real estate and other real assets	51	1.7%	22	0.9%
Total investment funds – assets of consolidated VIEs	593	19.4%	571	22.1%
Total investment funds, including related parties and VIEs	$3,062	100.0%	$2,580	100.0%

* Investment funds, including related party, is the GAAP measure which does not include investments that we view as alternative investments. Alternative investments include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Funds withheld at interest including related party

	June 30, 2018		December 31, 2017
	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed maturity securities
U.S. government and agencies	$77	0.4%	$—	—%
U.S. state, municipal and political subdivisions	507	2.3%	117	1.6%
Foreign governments	122	0.6%	—	—%
Corporate	11,615	53.0%	2,095	29.6%
CLO	767	3.5%	669	9.4%
ABS	1,269	5.8%	886	12.5%
CMBS	839	3.8%	290	4.1%
RMBS	2,054	9.4%	1,551	21.9%
Equity securities	51	0.2%	28	0.4%
Mortgage loans	3,476	15.8%	792	11.2%
Investment funds	486	2.2%	376	5.3%
Derivative assets	289	1.3%	78	1.1%
Short-term investments	332	1.5%	16	0.2%
Cash and cash equivalents	311	1.4%	132	1.9%
Other assets and liabilities	(274)	(1.2)%	55	0.8%
Total funds withheld at interest, including related party	$21,921	100.0%	$7,085	100.0%

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Invested assets summary

	June 30, 2018		December 31, 2017
	Total Invested Asset Value[1]	Percent of Total	U.S. and Bermuda Invested Asset Value	Germany Invested Asset Value[2]	Total Invested Asset Value[1]	Percent of Total
Corporate	$50,217	51.0%	$37,059	$1,536	$38,595	46.9%
CLO	6,286	6.4%	5,914	—	5,914	7.2%
Credit	56,503	57.4%	42,973	1,536	44,509	54.1%
RMBS	10,557	10.7%	10,532	—	10,532	12.8%
Mortgage loans	11,088	11.2%	6,858	165	7,023	8.5%
CMBS	3,188	3.2%	2,322	—	2,322	2.8%
Real estate held for investment	—	—%	—	625	625	0.8%
Real estate	24,833	25.1%	19,712	790	20,502	24.9%
ABS	6,589	6.7%	4,824	—	4,824	5.9%
Alternative investments	3,913	4.0%	3,692	137	3,829	4.6%
State, municipals, political subdivisions and foreign government	2,055	2.1%	1,347	2,411	3,758	4.5%
Unit linked assets	—	—%	—	407	407	0.5%
Equity securities	289	0.3%	192	128	320	0.4%
Short-term investments	736	0.7%	228	—	228	0.3%
U.S. government and agencies	221	0.2%	29	35	64	0.1%
Other investments	13,803	14.0%	10,312	3,118	13,430	16.3%
Cash and equivalents	2,353	2.4%	2,504	296	2,800	3.4%
Policy loans and other	1,117	1.1%	761	296	1,057	1.3%
Total invested assets	$98,609	100.0%	$76,262	$6,036	$82,298	100.0%

1 Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.
2 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Alternative investments summary

	June 30, 2018		December 31, 2017
	Invested Asset Value[1]	Percent of Total	Invested Asset Value[1]	Percent of Total
Credit funds	$659	16.8%	$784	20.4%
Private equity – MidCap	541	13.8%	528	13.8%
Private equity – A-A Mortgage (AmeriHome)	530	13.5%	496	12.9%
Private equity – other	764	19.6%	554	14.5%
Mortgage and real assets	883	22.6%	643	16.8%
Hedge funds	179	4.6%	467	12.2%
Public equities	121	3.1%	171	4.5%
Natural resources and other real assets	236	6.0%	186	4.9%
Alternative investments	$3,913	100.0%	$3,829	100.0%

* Alternative investments does not correspond to the total investment funds, including related parties and VIEs, on our condensed consolidated balance sheets. Alternative investments adjusts the GAAP presentation to include CLO equity tranche securities that are included in trading securities in the GAAP view, investment funds included in our funds withheld at interest reinsurance portfolios, net assets of VIEs other than investment funds as well as royalties and other investments. Please refer to Note to the Financial Supplement section for discussion on invested assets including alternative investments and the Non-GAAP Measure Reconciliations section for the reconciliation of investment funds to alternative investments.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Consolidated Investments Summary
Unaudited (In millions, except percentages)

Net investment earned rates by asset class

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
3.95%	3.95%	Corporate securities	3.97%	3.90%	3.97%	3.91%	3.98%
		Structured securities
5.65%	5.71%	RMBS	5.87%	5.42%	5.22%	5.45%	5.96%
5.14%	5.05%	CLO	5.09%	5.09%	4.93%	5.25%	5.10%
4.57%	4.22%	ABS	4.95%	4.03%	5.54%	4.33%	4.28%
4.39%	4.09%	CMBS	4.64%	4.16%	4.12%	4.18%	4.13%
5.15%	5.12%	Total structured securities	5.33%	4.91%	5.11%	5.06%	5.26%
4.61%	7.05%	State, municipal, political subdivisions and U.S. and foreign government	4.63%	4.72%	4.59%	4.54%	4.82%
5.55%	5.86%	Mortgage loans	5.63%	5.57%	5.89%	5.92%	5.92%
9.78%	10.64%	Alternative investments	9.37%	10.38%	6.04%	8.92%	13.11%
2.11%	1.56%	Other U.S. and Bermuda invested assets	2.27%	2.14%	1.55%	1.65%	1.58%
4.66%	4.83%	U.S. and Bermuda	4.71%	4.60%	4.52%	4.65%	4.96%
—%	1.72%	Germany[1]	—%	—%	1.32%	2.04%	1.73%
4.66%	4.60%	Consolidated total	4.71%	4.60%	4.28%	4.45%	4.72%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd.

Invested assets NAIC 1 & 2 designation by asset class

	June 30, 2018	December 31, 2017
Corporate securities	93.6%	93.1%
Structured securities
RMBS	96.6%	96.7%
CLO	90.6%	85.8%
ABS	94.7%	93.9%
CMBS	91.7%	96.0%
Total structured securities	94.1%	93.3%
State, municipal, political subdivisions and U.S. and foreign government	97.3%	95.5%
Germany fixed maturity securities[1]	—%	95.0%

1 On January 1, 2018, Germany was deconsolidated and our equity interest was exchanged for common shares of Athora Holding Ltd. As of December 31, 2017, NAIC 1 and 2 for Germany indicates the percentage of total AFS fixed maturities by applying NRSRO ratings to map to NAIC designations.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Financial Strength Ratings and RBC
Unaudited

Financial strength ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Annuity & Life Assurance Company	A	A-	A-
Athene Annuity and Life Company	A	A-	A-
Athene Annuity & Life Assurance Company of New York	A	A-	A-
Athene Life Insurance Company of New York	A	Not Rated	Not Rated
Athene Life Re Ltd.	A	A-	A-

Credit ratings

	A.M. Best	Standard & Poor’s	Fitch
Athene Holding Ltd.	bbb	BBB	BBB
Senior notes	bbb	BBB	BBB-

Capital Metrics

	December 31,
	2017	2016
U.S. RBC ratio – Athene Annuity & Life Assurance Company	490%	478%
BSCR – Athene Life Re Ltd.	354%	228%
Athene Life Re Ltd. RBC ratio[1]	562%	529%

1 ALRe RBC ratio, which is used in evaluating our capital position and the amount of capital needed to support our segment, is calculated by applying the NAIC RBC factors.

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to basic weighted average shares outstanding – Class A common shares to arrive at weighted average shares outstanding – adjusted operating

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
156.6	92.4	Basic weighted average shares outstanding – Class A	164.5	148.7	126.0	119.5	106.3
33.3	96.7	Conversion of Class B shares to Class A shares	25.5	41.1	63.5	69.9	82.9
5.3	6.2	Conversion of Class M shares to Class A shares	4.7	5.8	6.1	6.1	6.2
0.4	0.5	Effect of other stock compensation plans	0.4	0.4	0.5	0.5	0.5
195.6	195.8	Weighted average shares outstanding – adjusted operating	195.1	196.0	196.1	196.0	195.9

Summary of adjustments to Class A common shares outstanding to arrive at adjusted operating common shares outstanding

	2018		2017
	Q2	Q1	Q4	Q3	Q2
Class A common shares outstanding	164.5	164.5	142.2	119.9	119.3
Conversion of Class B shares to Class A shares	25.5	25.5	47.4	69.5	70.1
Conversion of Class M shares to Class A shares	5.4	5.8	6.4	6.7	6.4
Effect of other stock compensation plans	1.0	1.0	0.9	0.9	0.9
Adjusted operating common shares outstanding	196.4	196.8	196.9	197.0	196.7

Summary of adjustments to book value per share to arrive at adjusted book value per share

	2018		2017
	Q2	Q1	Q4	Q3	Q2
Book value per share	$43.10	$44.09	$46.76	$44.16	$42.20
AOCI	(0.64)	(2.97)	(7.19)	(5.92)	(5.40)
Accumulated reinsurance unrealized gains and losses	(0.06)	(0.54)	(0.82)	(0.83)	(0.77)
Effect of items convertible to or settled in Class A common shares	0.20	0.08	0.02	(0.14)	(0.08)
Adjusted book value per share	$42.60	$40.66	$38.77	$37.27	$35.95

The reconciliation of net income to adjusted net income included in adjusted ROE

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$532	$710	Net income	$264	$268	$464	$274	$326
149	(88)	Reinsurance unrealized gains and losses	95	54	2	(12)	(45)
$681	$622	Adjusted net income	$359	$322	$466	$262	$281

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to net investment income to arrive at net investment earned rate

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$1,813	$1,607	GAAP net investment income	$958	$855	$842	$820	$821
117	97	Reinsurance embedded derivative impacts	72	45	54	40	52
16	32	Net VIE earnings	1	15	18	27	21
—	(7)	Alternative income gain (loss)	(1)	1	(9)	(4)	6
(44)	(30)	Held for trading amortization	(21)	(23)	(44)	(20)	(15)
89	92	Total adjustments to arrive at net investment earnings	51	38	19	43	64
$1,902	$1,699	Total net investment earnings	$1,009	$893	$861	$863	$885

$1,849	$1,601	Retirement Services	$983	$866	$829	$811	$821
53	98	Corporate and Other	26	27	32	52	64
$1,902	$1,699	Total net investment earnings	$1,009	$893	$861	$863	$885

4.44%	4.35%	GAAP net investment income rate	4.47%	4.41%	4.18%	4.23%	4.38%
0.29%	0.26%	Reinsurance embedded derivative impacts	0.34%	0.22%	0.27%	0.20%	0.28%
0.04%	0.09%	Net VIE earnings	—%	0.08%	0.09%	0.14%	0.11%
—%	(0.02)%	Alternative income gain (loss)	—%	0.01%	(0.04)%	(0.02)%	0.03%
(0.11)%	(0.08)%	Held for trading amortization	(0.10)%	(0.12)%	(0.22)%	(0.10)%	(0.08)%
0.22%	0.25%	Total adjustments to arrive at net investment earned rate	0.24%	0.19%	0.10%	0.22%	0.34%
4.66%	4.60%	Consolidated net investment earned rate	4.71%	4.60%	4.28%	4.45%	4.72%

4.68%	4.80%	Retirement Services	4.74%	4.63%	4.57%	4.64%	4.85%
4.01%	2.71%	Corporate and Other	3.71%	3.76%	1.61%	2.72%	3.53%
4.66%	4.60%	Consolidated net investment earned rate	4.71%	4.60%	4.28%	4.45%	4.72%

$79,000	$66,635	Retirement Services average invested assets	$82,879	$74,735	$72,587	$69,868	$67,577
2,646	7,258	Corporate and Other average invested assets	2,848	2,844	7,964	7,673	7,345
$81,646	$73,893	Average invested assets	$85,727	$77,579	$80,551	$77,541	$74,922

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to interest sensitive contract benefits to arrive at cost of crediting on deferred annuities

Year-to-date			2018		2017
2018	2017		Q2	Q1	Q4	Q3	Q2
$351	$1,245	GAAP interest sensitive contract benefits	$332	$19	$960	$621	$553
(81)	(68)	Interest credited other than deferred annuities	(41)	(40)	(37)	(41)	(42)
380	294	FIA option costs	206	174	159	154	149
(45)	(34)	Product charges (strategy fees)	(23)	(22)	(20)	(19)	(17)
6	18	Reinsurance embedded derivative impacts	3	3	10	9	9
(35)	(933)	Change in fair values of embedded derivatives – FIAs	(168)	133	(799)	(464)	(399)
17	22	Negative VOBA amortization	7	10	10	8	10
—	(17)	Unit linked change in reserve	—	—	(12)	—	1
—	—	Other changes in interest sensitive contract liabilities	2	(2)	—	—	—
242	(718)	Total adjustments to arrive at cost of crediting on deferred annuities	(14)	256	(689)	(353)	(289)
$593	$527	Retirement Services cost of crediting on deferred annuities	$318	$275	$271	$268	$264

1.12%	4.48%	GAAP interest sensitive contract benefits	2.00%	0.13%	6.62%	4.35%	3.95%
(0.26)%	(0.24)%	Interest credited other than deferred annuities	(0.25)%	(0.27)%	(0.26)%	(0.29)%	(0.30)%
1.21%	1.05%	FIA option costs	1.25%	1.18%	1.10%	1.08%	1.07%
(0.14)%	(0.12)%	Product charges (strategy fees)	(0.14)%	(0.15)%	(0.14)%	(0.13)%	(0.12)%
0.02%	0.06%	Reinsurance embedded derivative impacts	0.02%	0.02%	0.07%	0.06%	0.06%
(0.11)%	(3.35)%	Change in fair values of embedded derivatives – FIAs	(1.01)%	0.90%	(5.51)%	(3.25)%	(2.85)%
0.05%	0.08%	Negative VOBA amortization	0.04%	0.07%	0.07%	0.06%	0.07%
—%	(0.06)%	Unit linked change in reserve	—%	—%	(0.08)%	—%	0.01%
—%	—%	Other changes in interest sensitive contract liabilities	0.01%	(0.01)%	—%	—%	—%
0.77%	(2.58)%	Total adjustments to arrive at cost of crediting on deferred annuities	(0.08)%	1.74%	(4.75)%	(2.47)%	(2.06)%
1.89%	1.90%	Retirement Services cost of crediting on deferred annuities	1.92%	1.87%	1.87%	1.88%	1.89%

$62,694	$55,627	Average account value on deferred annuities	$66,241	$58,993	$58,033	$57,050	$56,001

Athene Holding Ltd.
Financial Supplement—June 30, 2018
Non-GAAP Measure Reconciliations
Unaudited (In millions, except percentages)

Summary of adjustments to total investments, including related parties to arrive at invested assets

	June 30, 2018	December 31, 2017
Total investments, including related parties	$98,669	$84,367
Derivative assets	(1,929)	(2,551)
Cash and cash equivalents (including restricted cash)	3,786	4,993
Accrued investment income	662	652
Payables for collateral on derivatives	(1,746)	(2,323)
Reinsurance funds withheld and modified coinsurance	(130)	(579)
VIE and VOE assets, liabilities and noncontrolling interest	809	862
AFS unrealized (gain) loss	(370)	(2,794)
Ceded policy loans	(284)	(296)
Net investment receivables (payables)	(858)	(33)
Total adjustments to arrive at invested assets	(60)	(2,069)
Total invested assets	$98,609	$82,298

Summary of adjustments to investment funds, including related parties and VIEs to arrive at alternative investments

	June 30, 2018	December 31, 2017
Investment funds, including related parties and VIEs	$3,062	$2,580
CLO equities included in trading securities	139	182
Financial Credit Investment special-purpose vehicle included in trading securities related party	—	287
Investment funds within funds withheld at interest	463	416
Royalties, other assets included in other investments and other assets	72	76
Net assets of the VIE, excluding investment funds	177	288
Total adjustments to arrive at alternative investments	851	1,249
Alternative investments	$3,913	$3,829

Summary of adjustments to total liabilities to arrive at reserve liabilities

	June 30, 2018	December 31, 2017
Total liabilities	$106,250	$90,539
Short-term debt	(183)	—
Long-term debt	(991)	—
Derivative liabilities	(137)	(134)
Payables for collateral on derivatives	(1,746)	(2,323)
Funds withheld liability	(389)	(407)
Other liabilities	(1,524)	(1,222)
Liabilities of consolidated VIEs	(4)	(2)
Reinsurance ceded receivables	(4,847)	(4,972)
Policy loans ceded	(284)	(296)
Other	(5)	—
Total adjustments to arrive at reserve liabilities	(10,110)	(9,356)
Total reserve liabilities	96,140	81,183